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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) January 11, 2005

                              Neoware Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                000-21240                       23-2705700
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        (Commission File Number)    (IRS Employer Identification No.)


             400 Feheley Drive, King of Prussia, Pennsylvania       19406
             ------------------------------------------------     ---------
                 (Address of Principal Executive Offices)         (Zip Code)


                                 (610) 277-8300
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              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

      On January 12, 2005, Neoware Systems, Inc. (the "Company") announced that on January 11, 2005 it entered into an Asset Purchase Agreement ("Agreement") with TeleVideo, Inc. to purchase TeleVideo's thin client business. The Agreement contained customary representations and warranties. The business to be acquired principally consists of customer lists, intellectual property, product brands, contract rights and goodwill. As part of the transaction, the Company will also acquire a license for the TeleVideo tradename and non-competition agreements from TeleVideo and its principal shareholder. The Company intends to use the business to be acquired for purposes similar to those of TeleVideo. The consideration to be paid by the Company is $5,000,000 in cash, $500,000 of which will be held in an escrow account for one year, $300,000 to be held for two years and $150,000 to be held for three years for indemnification claims, plus a potential cash earn-out based upon performance. The Company is not assuming any of TeleVideo's debt. In addition, effective immediately, TeleVideo has retained the Company as its exclusive distributor and sales agent. The foregoing description of the Agreement and the transactions contemplated thereby are qualified in their entirety by reference to the Agreement which will be filed separately with the Securities and Exchange Commission. The boards of both companies have approved the transaction, and the two majority stockholders of TeleVideo owning approximately 62% of its common stock have executed a written consent approving the transaction. Therefore, no further stockholder action will be required to approve the transaction, and TeleVideo will not hold a stockholders meeting in connection with the transaction. TeleVideo will file an information statement with the Securities and Exchange Commission and, subject to clearance by the SEC, will distribute it to its stockholders. The acquisition is expected to close in March 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following documents are filed as exhibits to this report.

99.1 Press Release dated January 12, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 18, 2005                        Neoware Systems, Inc.
                                               -------------------------------
                                               (Registrant)


                                               /s/ Keith D. Schneck
                                               -------------------------------
                                               Keith D. Schneck
                                               Executive Vice President and
                                               Chief Financial Officer